UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2015

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

At REITWorld®: NAREIT’s Annual Convention for All Things REIT®, which is being held between November 16, 2015 and November 19, 2015 in Las Vegas, Nevada, officers of Duke Realty Corporation, an Indiana corporation, will participate in one-on-one and small group sessions with analysts and investors and will refer to a slide presentation. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Presentation prepared by Duke Realty Corporation entitled, NAREIT REITWorld 2015 Conference—November 17-18, 2015*
_________________________

*	The presentation attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: November 17, 2015